SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2002

                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Nevada                    000-21823                 87-0445729
--------------------------------------------------------------------------------
      (STATE OR OTHER        (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
        JURISDICTION OF                                   IDENTIFICATION NO.)
         INCORPORATION)


           253 Worcester Road, P.O. Box 180  Charlton, MA       01507
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       Registrant's telephone number, including area code (508) 248-3900


                                 Not Applicable
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

      PATENT INFRINGEMENT CLAIM FILED AGAINST THE COMPANY


      A patent infringement suit was filed against FiberCore, Inc. (the "Company") on August 2, 2002, as disclosed in the Company's press release issued on August 13, 2002, attached hereto as Exhibit 99.1. The complaint was filed by Fitel USA Corp ("Fitel") in the United States District Court for the Northern District of Georgia, Atlanta Division, case number 1:02 CV 2149. In the complaint, Fitel alleges that the Company has infringed and continues to infringe on U.S. Patent No. 4,909,816, on U.S. Patent No. 5,298,047 and on U.S. Patent No. 5,418,881. Fitel seeks an injunction permanently prohibiting the Company from directly infringing on the named patents or inducing or contributing to the infringement of the U.S. Patent No. 5,418,881 by others, and seeks unspecified compensatory and treble damages, attorneys fees and costs, and other relief.

      The Company believes these claims to be without merit, has retained counsel, and will vigorously defend itself in this case.

ITEM 7.     EXHIBITS.

Exhibit Number      Description

Exhibit 99.1        Press Release of the Registrant, dated August 13, 2002.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.




                                          By:  /s/     Robert P. Lobban
                                             -----------------------------------
                                              Name:   Robert P. Lobban
                                              Title:  Chief Financial Officer
                                                      and Treasurer
Date:  August 13, 2002